UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Commission file number 333-213698

CLANCY CORP.

(Exact name of registrant as specified in its charter)

Nevada	2840	30-0944559
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Number)	(IRS Employer Identification Number)

str. Vizantiou 28, Strovolos,

Lefkosia, Cyprus, 2006

office@corpclancy.com

+35722000341

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes (X)       No ( )

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer”, “accelerated filer”, “non-accelerated filer”, “emerging growth company” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer o	Accelerated filer o	Non-accelerated filer o	Emerging growth company o	Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).

Yes ( )       No (X)

Item 4.01 Change in Registrant's Certifying Accountant.

Change of Independent Registered Public Accounting Firm.

On March 19, 2019 the audit committee of Clancy Corp. (the “Company”) was informed by Bharat Parikh & Associates about their resignation as the Company’s independent registered public accounting firm.

During the Company’s most recent fiscal year and during any subsequent interim period through and including January 31, 2019 (i) there were no disagreements with Bharat Parikh & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Bharat Parikh & Associates satisfaction, would have caused Bharat Parikh & Associates to make reference to the subject matter of such disagreements in its reports on our financial statements for such years, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Engagement of New Independent Registered Public Accounting Firm.

On May 14, 2019, the Company decided to engage Fruci & Associates II, PLLC as the independent registered public accounting firm to audit the Company’s financial statements as of April 30, 2019 and for the year then ended.

During each of the Company’s two most recent fiscal years and through the date of this report, (a) the Company has not engaged Fruci & Associates II, PLLC as either the principal accountant to audit the Company’s financial statements, and on whom the principal accountant is expected to express reliance in its report; and (b) the Company or someone on its behalf did not consult Fruci & Associates II, PLLC with respect to (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any other matter that was either the subject of a disagreement or a reportable event as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(a) Exhibits

  Exhibit No                   Description

            16.1                    Letter dated May 14, 2019 from Bharat Parikh & Associates

                                                  Chartered Accountants

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned, in Strovolos, Lefkosia Cyprus, on the May 14, 2019.

CLANCY CORP.
(Registrant)
By: /s/ Iryna Kologrim
Name: Iryna Kologrim
Title: President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer (Principal executive officer and principal financial officer and principal accounting officer)